Exhibit 10(o)(2)

                                AMENDMENT NO. 3
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                         (January 1, 1994 Restatement)


               WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective
January 1, 1994, and subsequently further amended, (the "Plan"); and

               WHEREAS, the Company desires further to amend the Plan;

               NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan in the respects hereinafter set forth:

               1. Effective as of the Effective Date, as Effective Date is defined in the Employee Transfer Agreement between Citizens Utilities Company of Pennsylvania, a Pennsylvania corporation, and Tuolumne Telephone Company, dated November 28, 1994, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Employee Transfer Agreement, by adding immediately following Article XXII thereof, the following new Article XXIII:

                                 ARTICLE XXIII
                TRANSFER OF BENEFITS TO THE PLAN WITH RESPECT TO
                          CERTAIN FORMER EMPLOYEES OF
                   CITIZENS UTILITIES COMPANY OF PENNSYLVANIA


23.1 Definitions

     For purposes of this Article XXIII, the following definitions shall apply:

     (a) "Citizens" shall mean Citizens Utilities Company of Pennsylvania, a Pennsylvania corporation.

     (b) The "Effective Date" shall mean the Effective Date as defined in the Employee Transfer Agreement.

     (c) The "Employee Transfer Agreement" shall mean the Employee Transfer Agreement between Citizens Utilities Company, a Pennsylvania corporation, and Tuolumne Telephone Company, dated November 28, 1994.

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     (d)  The "Transfer Accounts" shall mean the accounts transferred to the
          Plan from the Transfer Plan in accordance with the provisions of the Transfer Agreement.

     (e) A "Transfer Employee" shall mean an active employee (including an employee on military leave, maternity leave, or other approved leaves of absence of 12 months or less, short-term disability, and an employee on layoff with recall rights) whose employment transfers pursuant to the Transfer Agreement from Citizens or one of its affiliates to an Employer, as of the Effective Date, and who elects to have his separate account under a Transfer Plan transferred to the Plan.

     (f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

23.2 Transfer of Accounts

     The Company shall direct the Trustee to accept the Transfer Accounts from the trustee(s) of the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreement, to be held, administered, and disposed of by the Trustee, under the terms, conditions, and provisions of the Plan. Except as otherwise expressly provided in this Article XXIII, the general provisions of the Plan shall govern with respect to the Transfer Accounts, to the extent not inconsistent with any provision of a Transfer Plan that may not be eliminated under Section 411(d)(6) of the Code.

23.3 Establishment of Accounts

     As of the Effective Date, Separate Accounts shall be established in accordance with the provisions of Section 11.04 in the name of each Transfer Employee. In addition to any credits or debits to the Separate Account of the Transfer Employees on or after the Effective Date, in accordance with the Plan's general provisions, as of the date the Transfer Accounts are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such Transfer Employee's prior separate account or sub-account of the corresponding type under the Transfer Plan as certified to the Plan Administrator by the plan administrator of the Transfer Plan.

23.4 Elections, Waivers, and Beneficiary Designations

     Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), the provisions of the Plan with respect to elections, waivers, and beneficiary designations shall apply to the Transfer Accounts.

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23.5 Outstanding Loans

     Notwithstanding any other provision of the Plan to the contrary, any outstanding loan of a Transfer Employee under the Transfer Plan shall be repaid under the Plan by payroll deduction and otherwise continue to be administered in accordance with its terms and the applicable provisions of the Transfer Plan in effect at the time the loan was granted.

23.6 Vested Interest of Transfer Employees

     Each Transfer Employee shall be 100% vested in the entire balance of his separate account transferred to the Plan from a Transfer Plan.

23.7 Overriding Provisions

     The provisions of this Article XXIII shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

          2. Effective as of the Effective Date, as Effective Date is defined in the Employee Transfer Agreement between Citizens Utilities Company and Systematics Telecommunications Services, Inc., dated February 13, 1995, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Employee Transfer Agreement, by adding immediately following Article XXIII thereof, the following new Article XXIV:

                                  ARTICLE XXIV
                TRANSFER OF BENEFITS TO THE PLAN WITH RESPECT TO
                          CERTAIN FORMER EMPLOYEES OF
                           CITIZENS UTILITIES COMPANY


24.1 Definitions

     For purposes of this Article XXIV, the following definitions shall apply:

     (a)  "Citizens" shall mean Citizens Utilities Company.

     (b) The "Effective Date" shall mean the Effective Date as defined in the Employee Transfer Agreement.

     (c) The "Employee Transfer Agreement" shall mean the Employee Transfer Agreement between Citizens Utilities Company and Systematics Telecommunications Services, Inc., dated February 13, 1995.

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     (d)  The "Transfer Accounts" shall mean the accounts transferred to the
          Plan from the Transfer Plan in accordance with the provisions of the Transfer Agreement.

     (e) A "Transfer Employee" shall mean an active employee listed on Attachment A to the Transfer Agreement whose employment transfers pursuant to the Transfer Agreement from Citizens to an Employer, as of the Effective Date, and who elects to have his separate account under a Transfer Plan transferred to the Plan.

     (f) A "Transfer Plan" shall mean such one or more qualified plans as may be designated by Citizens.

24.2 Transfer of Accounts

     The Company shall direct the Trustee to accept the Transfer Accounts from the trustee(s) of the Transfer Plans, in accordance with the provisions of the Employee Transfer Agreement, to be held, administered, and disposed of by the Trustee, under the terms, conditions, and provisions of the Plan. Except as otherwise expressly provided in this Article XXIV, the general provisions of the Plan shall govern with respect to the Transfer Accounts, to the extent not inconsistent with any provision of a Transfer Plan that may not be eliminated under Section 411(d)(6) of the Code.

24.3 Establishment of Accounts

     As of the Effective Date, Separate Accounts shall be established in accordance with the provisions of Section 11.08 in the name of each Transfer Employee. In addition to any credits or debits to the Separate Account of the Transfer Employees on or after the Effective Date, in accordance with the Plan's general provisions, as of the date the Transfer Accounts are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such Transfer Employee's prior separate account or sub-account of the corresponding type under the Transfer
     Plan as certified to the Plan Administrator by the plan administrator of the Transfer Plan.

24.4 Elections, Waivers, and Beneficiary Designations

     Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), the provisions of the Plan with respect to elections, waivers, and beneficiary designations shall apply to the Transfer Accounts.

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24.5 Outstanding Loans

     Notwithstanding any other provision of the Plan to the contrary, any outstanding loan of a Transfer Employee under the Transfer Plan shall be repaid under the Plan by payroll deduction and otherwise continue to be administered in accordance with its terms and the applicable provisions of the Transfer Plan in effect at the time the loan was granted.

24.6 Vested Interest of Transfer Employees

     Each Transfer Employee shall be 100% vested in the entire balance of his separate account transferred to the Plan from a Transfer Plan.

24.7 Overriding Provisions

     The provisions of this Article XXIV shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

               3. Effective as of the Closing Date, as Closing Date is defined in the Asset Purchase Agreement among ALLTEL Financial Information Services, Inc., FIserve, Inc., FIserve San Diego, Inc., and FIserve Boston, Inc., dated August 17, 1995, but contingent upon consummation (as determined by the Company and communicated in writing to the Committee), of the transactions contemplated by the Asset Purchase Agreement, the Plan is amended by adding immediately following Article XXIV thereof, the following new Article XXV:

                                  ARTICLE XXV
                      TRANSFER OF BENEFITS WITH RESPECT TO
                CERTAIN EMPLOYEES WHOSE EMPLOYMENT TRANSFERS TO
         FISERVE, INC., FISERVE SAN DIEGO, INC. OR FISERVE BOSTON, INC.


25.1 Definitions

     For purposes of this Article XXV, the following definitions shall apply:

     (a) "FIserve" shall mean FIserve, Inc., FIserve San Diego, Inc. or FIserve Boston, Inc., individually or collectively, as the context may require.

     (b) The "Closing Date" shall mean the Closing Date as defined in the Asset Purchase Agreement.

     (c) The "Asset Purchase Agreement" shall mean the Asset Purchase Agreement among ALLTEL Financial Information Services, Inc.,

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          FIserve, Inc., FIserve San Diego, Inc., and FIserve Boston, Inc.,
          dated August 17, 1995.

     (d) The "Transfer Assets" shall mean the amount or amounts directed by the Company to be transferred to the Transfer Plan in accordance with the provisions of the Asset Purchase Agreement.

     (e) A "Transfer Employee" shall mean an active Employee whose employment transfers from a Transferring Employer to FIserve as of the Closing Date.

     (f) The "Transfer Plan" shall mean the qualified plan designated by FIserve.

     (g) The "Transferring Employer" shall mean ALLTEL Financial Information Services, Inc.

25.2 Transfer of Assets

     The Company shall direct the Trustee to transfer the Transfer Assets to the trustee(s) or funding agent(s) for the Transfer Plan, in accordance with the provisions of the Asset Purchase Agreement, to be held, administered, and disposed of by the trustee(s) of the Transfer Plan, under the terms, conditions, and provisions of the Transfer Plan.

25.3 Benefit Payments After the Closing Date but Prior to the Transfer of
     Assets

     If, on or after the Closing Date and before the actual transfer of assets, benefits become payable under the Plan with respect to a Transfer Employee, the benefits shall be paid from the Plan and the assets and liabilities for benefits to be transferred pursuant to Section 25.2 shall be reduced accordingly.

25.4 Cessation of Participation

     Effective as of the Closing Date, a Transfer Employee shall cease to be a Participant in the Plan, and no Transfer Employee or any person claiming under or through any Transfer Employee shall have any benefits or rights under the Plan after the Closing Date (except as provided in Section 25.3).

25.5 Vested Interest of Transfer Employees

     The entire Separate Account of each Transfer Employee shall be transferred to the Transfer Plan, as designated by FIserve. The vested interest of each Transfer Employee in the Transfer Plan shall be determined under the provisions of the Transfer Plan, but in no event shall such vested interest be less than the Transfer Employee's vested interest under the Plan as of the Closing Date.

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25.6 Plan Continuing

     The Transfer Plan shall be deemed to be a continuation of the Plan with respect to the Transfer Employees, and the transfer of assets to the Transfer Plan shall not be deemed a termination or partial termination of the Plan with respect to the Transfer Employees or otherwise.

25.7 Overriding Provisions

     The provisions of this Article XXV shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

          4. Effective as set forth therein, the Plan is amended by adding immediately following Section 20.04 a new Section 20.05 to provide as follows:

20.05 Merger of Vertex Business Systems, Inc. 401(k) Employee Savings Plan

     (a) Effective as of the beginning of business on January 1, 1996, or such other date as may be established by the Plan Administrator, (the "Merger Date") the Vertex Business Systems, Inc. 401(k) Employee Savings Plan (the "Vertex Plan") shall be merged into and made a part of the Plan, and the trust fund maintained in connection with the Vertex Plan shall be added to the assets of the Trust Fund to be disposed of under the terms, conditions, and provisions of the Plan and the Trust. On and after the Merger Date, except as otherwise expressly provided in this Article XX, the general provisions of the Plan shall govern with respect to the interests under the Vertex
          Plan of all persons, to the extent not inconsistent with any provision of the Vertex Plan that may not be eliminated under Section 411(d)(6) of the Code.

     (b) As of the Merger Date, Separate Accounts shall be established in accordance with the provisions of Section 11.08 in the name of each person who as of the close of business on the day immediately preceding the Merger Date, was a participant or beneficiary with an interest under the Vertex Plan. In addition to any credits or debits to the Separate Account of the persons described in the immediately preceding sentence on or after the Merger Date in accordance with the Plan's general provisions, as of the date the assets of the trust fund for the Vertex Plan are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such person's prior separate account or sub-account of the corresponding type under the Vertex Plan as certified to the Plan Administrator by the plan administrator of the Vertex Plan.

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     (c)  Notwithstanding any other provision of the Plan to the contrary, any outstanding loan under the Vertex Plan shall continue to be repaid and administered in accordance with its terms and the applicable provisions of the Vertex Plan in effect at the time the loan was granted.

          6. Effective as of the date of execution hereof, the first sentence of Section 3.04 is amended to provide as follows:

     If any person to whom a benefit under the Plan is payable is unable to care for his affairs because of illness or accident or legal incompetence, any payment due may be paid, in the discretion of the Plan Administrator, to the Spouse, child, brother or sister of such person, or to any other persons deemed by the Plan Administrator to be maintaining or responsible for the maintenance of such person (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative).

          6. Effective as if set forth in the January 1, 1994 Restatement when originally executed, the first sentence of Section 12.08 is amended to provide as follows:

     Subject to the approval of the Plan Administrator, an Eligible Employee who was a participant in a plan qualified under Section 401 of the Code and who receives a cash distribution from such plan that he elects either
     (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later cash distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under the Code to roll over such distribution to another qualified retirement plan.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 27th day of October, 1995.


                                             ALLTEL CORPORATION


                                             By: /s/ John L. Comparin
                                                 Title: V.P. Human Resources

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